UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Aytu BioPharma, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

**** URGENT REMINDER ****

YOUR IMMEDIATE ATTENTION IS REQUESTED

Dear Aytu BioPharma, Inc. Stockholder:

Time is growing short before the Aytu BioPharma, Inc. Special Meeting which is scheduled to be held on October 5, 2022. You are receiving this reminder letter because your votes were not yet processed at the time that this letter was mailed. If you have already voted, we would like to thank you for your vote.

****PLEASE VOTE TODAY****

Your Board recommends that you vote FOR proposals 1, and 2.  It is very important that the reverse stock split be approved, as it will help allow the company to maintain its listing on NASDAQ and every shareholder’s vote is extremely important.

WE URGE YOU TO EXERCISE YOUR RIGHT TO VOTE TODAY.

If you have questions or need help voting your shares, please call our proxy solicitation firm, Morrow Sodali LLC at 1-800-607-0088.

Thank you for your investment in Aytu BioPharma, Inc. and for taking the time to vote your shares.

Sincerely,

Joshua Disbrow

Chairman and Chief Executive Officer